Exhibit 10.15

ACKNOWLEDGEMENT AGREEMENT

This Acknowledgement Agreement (this “Agreement”) is made effective as of October ____, 2021, by and among SM Midco L.P., a Guernsey limited partnership (the “Partnership”), Dion GP Co. Limited, a Guernsey limited liability company and the general partner of the Partnership (the “General Partner”), Candela Medical, Inc., a Delaware corporation (the “Company”), and the management unitholder identified on the signature page (the “Signature Page”) attached hereto (“Management Unitholder”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Partnership Agreement (as defined below).

WHEREAS, Management Unitholder holds a number of vested and/or unvested Class B Units of the Partnership (the “Partnership Class B Units”), in each case as specified in the Equity Schedule set forth on the Signature Page, which Partnership Class B Units are subject to the Third Amended and Restated Limited Partnership Agreement of the Partnership, dated as of November 30, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Partnership Agreement”), the Partnership’s Amended and Restated Executive Equity Incentive Plan (as amended from time to time, the “Equity Incentive Plan”) and one or more Class B Unit Award Agreements, including any exhibits attached thereto (collectively, the “Unit Award Agreements”);

WHEREAS, in connection with the initial public offering of the Company (the “IPO”) and on or around the IPO pricing date, the Partnership will distribute shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) to its partners, which will be effected as a distribution of assets pursuant to the waterfall in the Partnership Agreement followed by a liquidation of the Partnership (the “Distribution” and, the date of such Distribution, the “Distribution Time”), upon the terms and subject to the conditions set forth herein and as otherwise determined by the General Partner;

WHEREAS, as set forth herein (including Appendix A), specified shares of Common Stock received by the Management Unitholder in the Distribution will be subject to vesting and/or forfeiture conditions, (such shares of Common Stock, “Restricted Stock”); and

WHEREAS, this Agreement shall become effective upon, and subject to, the pricing of the IPO.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto acknowledge and agree as follows:

1. Distribution in Respect of Partnership Class B Units.

(a) Subject to the terms and conditions set forth herein and effective as of the Distribution Time, the General Partner will cause the Partnership to distribute shares of Restricted Stock to the Management Unitholder in respect of his or her Partnership Class B Units, which will be effected as a distribution of assets pursuant to the waterfall in the Partnership Agreement. Once the price at which shares of Common Stock are initially offered to the public in connection with the IPO (the “IPO Price”) is conclusively determined, the actual number of shares of Restricted Stock to be received will be determined and the Company will communicate such final number to the Management Unitholder.

(b) Effective as of the Distribution, the shares of Restricted Stock shall be subject to the terms of Appendix A attached hereto. Notwithstanding the foregoing, effective as of the Distribution Time and subject to the other provisions of this Agreement (including Section 6), any shares of Restricted Stock received in respect of the Management Unitholder’s vested Partnership Class B Units shall be vested and shall not be subject to the terms of Appendix A.

(c) Management Unitholder shall provide the Company with a copy of a completed election under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder in the form of Exhibit A attached hereto, with respect to the shares of Restricted Stock. Management Unitholder shall timely (within 30 days following the Distribution Time) file (via certified mail, return receipt requested) such election with the Internal Revenue Service, and thereafter shall certify to the Company that Management Unitholder has made such timely filing and furnish a copy of such filing to the Company. Management Unitholder should consult his or her tax advisor regarding the consequences of a Section 83(b) election, as well as the receipt, vesting, holding and sale of the shares of Restricted Stock.

(d) Management Unitholder acknowledges that the shares of Restricted Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, may not be sold or transferred except pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption therefrom, subject to Section 6 below and the Company’s then effective securities trading policy.

2. Restrictive Covenants Agreement. For purposes of the Restrictive Covenants Agreement (as defined in the Equity Incentive Plan) to which Management Unitholder is a party, it is acknowledged and agreed that, from and after the Distribution, references to the “Partnership” will instead refer to the Company and references to the “Partnership Group” will refer to the Company and its subsidiaries.

3. Book Entry. The Company shall recognize Management Unitholder’s ownership of shares of Restricted Stock through uncertificated book entry.

4. Rights as a Stockholder. Management Unitholder shall be the record owner of the shares of Restricted Stock until or unless such shares of Restricted Stock are forfeited pursuant to the terms of this Agreement, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights with respect to the shares of Restricted Stock and rights to dividends or other distributions, subject to Section 6 below.

5. Book Entry Notations. To the extent applicable, all book entries representing the shares of Restricted Stock delivered to Management Unitholder as contemplated by Section 3 above shall be subject to the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Restricted Stock are listed, and any applicable Federal or state laws, and the Company may cause notations to be made next to the book entry to make appropriate reference to such restrictions. Any such book entry notations may include a description of the restrictions set forth in Appendix A attached hereto.

6. Transfer Restrictions. The shares of Restricted Stock are subject to the restrictions and obligations set forth in the Candela Medical, Inc. Stockholders Agreement to be entered into by the Company and the other parties thereto on the date of the Distribution (the “Stockholders Agreement”), any lock-up agreement between the Management Unitholder and the underwriters of the IPO and, as applicable, Appendix A attached hereto.

7. No Right to Continued Employment or Service. Neither this Agreement nor Management Unitholder’s receipt of the shares of Restricted Stock hereunder shall impose any obligation on the Company or any of its affiliates to continue the employment or engagement of Management Unitholder. Further, the Company or any of its affiliates (as applicable) may at any time terminate the employment or engagement of Management Unitholder, free from any liability or claim under the Equity Incentive Plan or this Agreement, except as otherwise expressly provided herein.

8. Cooperation. Management Unitholder acknowledges that (i) the IPO constitutes an Initial Public Offering and the Company constitutes the IPO Corporation, in each case, as set forth in the Partnership Agreement, and the Distribution of Restricted Stock in respect of unvested Partnership Class B Units is being effected pursuant to Section 4.6 of the Partnership Agreement and (ii) that Management Unitholder has obligations to cooperate with the General Partner and take all actions as may be reasonably required by the General Partner in connection with the consummation of the IPO under the Partnership Agreement. Without limiting the foregoing, Management Unitholder further agrees to cooperate with the General Partner, the Partnership, the Company and their respective affiliates in taking any actions as may be reasonably required by the General Partner, the Partnership, the Company and their respective affiliates to consummate the transactions contemplated by this Agreement.

9. Notices. Any notice necessary under this Agreement shall be addressed to the General Partner, the Partnership or the Company in care of its Chief Legal Officer at its principal executive office and to Management Unitholder at the address appearing in the personnel records of the Company for such Management Unitholder or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

10. Choice of Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

11. Amendment. Prior to the consummation of the IPO, the General Partner and, after consummation of the IPO, the Company, may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination shall adversely affect the rights of Management Unitholder hereunder without the consent of Management Unitholder.

12. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the shares of Restricted Stock by electronic means. The Management Unitholder hereby consents to receive such documents by electronic delivery and agrees to receive information related to the shares of Restricted Stock through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

13. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to such subject matter.

14. Binding Effect. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

15. Other Rights. Management Unitholder acknowledges that, upon consummation of the Distribution, Management Unitholder will no longer hold any Partnership Class B Units and will have no surviving rights or obligations under the Partnership Agreement or any other governing documents of the Partnership or any other agreements related to ownership of any such Partnership Class B Units, other than as expressly set forth herein. For the avoidance of doubt, following the consummation of the IPO, the Company shall not have any repurchase rights with respect to the Restricted Shares under the Partnership Agreement.

[Signatures on next page.]

IN WITNESS WHEREOF, Management Unitholder acknowledges and accepts the terms of this Agreement.

Management Unitholder

Name: Geoffrey Crouse

Equity Schedule:

PARTNERSHIP CLASS B UNITS	DATE OF ACQUISITION OF PARTNERSHIP CLASS B UNITS	NUMBER OF VESTED PARTNERSHIP CLASS B UNITS AT IPO	NUMBER OF UNVESTED PARTNERSHIP CLASS B UNITS AT IPO
Catch-Up Class B Units
Time Vesting Class B Units
Performance Vesting Class B Units
Supplemental Value Class B Units

Agreement acknowledged and confirmed:

SM Midco L.P.
By Dion GP Co. Limited, its general partner

By:
Name:
Its:

Dion GP Co. Limited

By:
Name:
Its:

Candela Medical, Inc.

By:
Name:
Its:

APPENDIX A

to the

Exchange Acknowledgement and Agreement

TERMS AND CONDITIONS

1. General. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Company’s 2021 Equity Incentive Plan.

2. Vesting Conditions. Upon receipt, shares of Restricted Stock received in respect of unvested Partnership Class B Units shall initially be unvested. All of the existing terms and conditions applicable to the Partnership Class B Units (as set forth in the applicable Unit Award Agreement attached hereto as Exhibit B) shall continue to apply to the shares of Restricted Stock received in respect of such unvested Partnership Class B Units, except to the extent amended by this Appendix A; provided, that, on and following the IPO Closing (as defined below) references to the “Partnership” in each such Unit Award Agreement shall be deemed to refer instead to the Company and “Partnership Group” to the Company and its Subsidiaries). Restricted Stock (i) will not be subject to the Partnership Agreement but (ii) will be subject to the Stockholders Agreement.

a. Time Vesting Restricted Shares. Subject to the Management Unitholder’s continued employment or service on each vesting date, shares of Restricted Stock received in exchange for unvested Time Vesting Class B Units (as set forth on the Signature Page) (the “Time Vesting Restricted Shares”) will vest in equal monthly installments commencing on the date of the closing of the IPO (the “IPO Closing”) and ending on the date that is 18 months following the IPO Closing. For the avoidance of doubt, Time Vesting Restricted Shares will fully vest upon the occurrence of a Change of Control (as defined in the Unit Award Agreement) in accordance with the existing terms and conditions set forth in the applicable Unit Award Agreement.

b. Performance Vesting Restricted Shares.

i. Shares of Restricted Stock received in exchange for Performance Vesting Class B Units (as set forth on the Signature Page) (the “Performance Vesting Restricted Shares”) will continue to vest based upon the vesting conditions as were applicable to the Class B Units to which the Performance Vesting Restricted Shares relate, as set forth in the applicable Unit Award Agreement on Exhibit B hereto.

ii. In addition to being eligible to vest in accordance with the existing vesting conditions, the Performance Vesting Restricted Shares shall also be eligible for earlier vesting pursuant to additional vesting provisions, subject to the Management Unitholder’s continued employment or service through the applicable Testing Date, Additional Testing Date or any testing date during the Continuous Testing Period (as described or defined below):

1. If on the IPO Closing, the hypothetical multiple of invested capital (“MOIC”) that Sponsor would have achieved in respect of its Class A-1 Interests (as defined in the Partnership Agreement) (or securities issued in respect thereof) (collectively, the “Sponsor Securities”), assuming the sale of all the Sponsor Securities held as of the IPO Closing at a price per share equal to the Testing Date Sale Price, is equal to or greater than a 1.2x MOIC, any Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC (in accordance with the vesting criteria set forth in the applicable Unit Award Agreement on Exhibit B hereto) shall vest on the date immediately following the First Testing Date. For the avoidance of doubt, only one tranche of the Performance Vesting Restricted Shares (i.e., Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC (to the extent not already vested)) shall be eligible to vest on the IPO Closing.

2. If on the First Anniversary, the hypothetical MOIC that the Sponsor would have achieved in respect of the Sponsor Securities, assuming the sale of all the Sponsor Securities held as of the First Anniversary at a price per share equal to the Testing Date Sale Price, is equal to or greater than a 1.6x MOIC, any Performance Vesting Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.6x MOIC (in accordance with the vesting criteria set forth in the applicable Unit Award Agreement on Exhibit B hereto) shall vest on the date immediately following the First Anniversary. For the avoidance of doubt, up to two tranches of the Performance Vesting Restricted Shares (i.e., Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC and a 1.6x MOIC (in each case, to the extent not already vested)) shall be eligible to vest on the First Anniversary.

3. During the First Additional Testing Period, the hypothetical MOIC that the Sponsor would have achieved in respect of its Sponsor Securities shall continue to be tested, to be calculated based on the volume weighted average price of the Common Stock on a rolling 90 consecutive trading day period basis (each such date, an “Additional Testing Date”), and any Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a hypothetical MOIC (in accordance with the vesting criteria set forth in the applicable Unit Award Agreement on Exhibit B hereto) equal to or greater than a 1.2x MOIC or equal to or greater than a 1.6x MOIC shall vest on the date immediately following the end of the applicable 90-day period. For the avoidance of doubt, up to two tranches of the Performance Vesting Restricted Shares (i.e., Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC and 1.6x MOIC (in each case, to the extent not already vested)) shall be eligible to vest on any Additional Testing Date during the First Additional Testing Period.

4. If on the Second Anniversary the hypothetical MOIC that the Sponsor would have achieved in respect of its Sponsor Securities, assuming the sale of all the Sponsor Securities held as of the Second Anniversary at a price per share equal to the Testing Date Sale Price, is equal to or greater than a 2.0x MOIC, any Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 2.0x MOIC (in accordance with the vesting criteria set forth in the applicable Unit Award Agreement) shall vest on the date immediately following the Second Anniversary. For the avoidance of doubt, up to three tranches of the Performance Vesting Restricted Shares (i.e., Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC and 1.6x MOIC and a 2.0x MOIC (in each case, to the extent not already vested)) shall be eligible to vest on the Second Anniversary.

5. During the Continuous Testing Period, the hypothetical MOIC that the Sponsor would have achieved in respect of its Sponsor Securities shall continue to be tested, to be calculated based on the volume weighted average price of the Common Stock on a rolling 90 consecutive trading day period basis, and any Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing such hypothetical MOIC (in accordance with the vesting criteria set forth in the applicable Unit Award Agreement) shall vest on the date immediately following the end of the applicable 90-day period. For the avoidance of doubt, up to three tranches of the Performance Vesting Restricted Shares (i.e., Performance Vesting Restricted Shares that would vest upon Sponsor’s actual receipt of proceeds representing a 1.2x MOIC, 1.6x MOIC and 2.0x MOIC (in each case, to the extent not already vested)) shall be eligible to vest on any Additional Testing Date that occurs during the Continuous Testing Period.

6. For the avoidance of doubt, no hypothetical MOIC testing will apply to any Performance Vesting Restricted Shares to the extent the Management Unitholder does not remain an employee of the Company or any of its Subsidiaries as of a Testing Date, any Additional Testing Date or any testing date during the Continuous Testing Period, as applicable, regardless of whether any “tail” or similar post-employment vesting provisions (to the extent provided for in the applicable Unit Award Agreement) apply to any Performance Vesting Restricted Shares. For the avoidance of doubt, “tail” vesting provisions that would apply to any post-termination vesting as a result of Sponsor’s actual receipt of proceeds shall continue to apply in accordance with the applicable Unit Award Agreement.

iii. Notwithstanding anything herein to the contrary, to the extent any Performance Vesting Restricted Stock has not otherwise vested prior to the Final Vesting Date, such Performance Vesting Restricted Stock will, subject to the Management Unitholder’s continued employment or service on the Final Vesting Date, vest in full on the Final Vesting Date.

iv. Notwithstanding anything herein or in the applicable Unit Award Agreement to the contrary, for purposes of determining whether an applicable MOIC hurdle has been achieved, (i) if a Deemed Sale occurs, the aggregate value received by Sponsor in respect of the Sponsor Securities in such Deemed Sale shall count towards the MOIC calculation and (ii) if an LP Distribution occurs, the aggregate value of the Sponsor Securities distributed by Sponsor in such LP Distribution shall count towards the MOIC calculation.

c. Supplemental Value Restricted Shares. Subject to the Management Unitholder’s continued employment or service on the Second Anniversary, shares of Restricted Stock received in exchange for unvested Supplemental Value Class B Units (as set forth on the Signature Page) (the “Supplemental Value Restricted Shares”) will vest in full on the End Date; provided, that, upon a Change in Control that occurs during the Management Unit Holder’s continued employment or service, the Supplemental Value Restricted Shares will fully vest upon the occurrence of such Change in Control. For the avoidance of doubt, upon and following the IPO Closing, Supplemental Value Restricted Shares will no longer be subject to the performance vesting conditions or “tail” vesting provisions set forth in the applicable Unit Award Agreement.

3. Defined Terms. For purposes of this Appendix A:

a. “Continuous Testing Period” means the period following the Third Testing Date but prior to the Final Vesting Date.

b. “Deemed Sale” means the sale or transfer for value of the Sponsor Securities from Sponsor to one or more funds or entities affiliated with Sponsor following the IPO Closing for purposes of liquidity (e.g., sales to a “continuation fund”). For the avoidance of doubt, a sale or transfer of the Sponsor Securities from Sponsor to one or more funds or entities affiliated with Sponsor following the IPO Closing for the purposes of rebalancing investments among Sponsor and its affiliates, consolidation with other operating companies (e.g., common-control mergers), any transfer to an alternative investment vehicle and other similar purposes and/or any transfer not involving a disposition for value shall not constitute a Deemed Sale hereunder.

c. “Final Vesting Date” means the fifth anniversary of the IPO Closing.

d. “First Additional Testing Period” means the period following the First Anniversary but prior to the Second Anniversary.

e. “First Anniversary” means the first anniversary of the IPO Closing.

f. “IPO Closing” means the date of the closing of the IPO.

g. “LP Distribution” any in-kind distribution by any Sponsor entity of Sponsor Securities to its limited partners.

h. “Second Anniversary” means the second anniversary of the IPO Closing.

i. “Sponsor” means Apax Partners LLP, Apax Partners, L.P., Apax IX USD L.P., Apax IX EUR L.P., Apax IX EUR Co-Investment L.P., Apax IX USD Co-Investment L.P., Apax IX – AIV USD L.P. and Apax IX AIV EUR L.P. and any other parallel vehicle, from time to time, and their permitted transferees and successors and assigns.

j. “Testing Date” means each of the IPO Closing, First Anniversary and Second Anniversary and any Additional Testing Date.

k. “Testing Date Sale Price” shall mean (i) for the IPO Closing, the IPO Price and (ii) for each other Testing Date, the volume weighted average price of the Common Stock for the 90 consecutive trading day period ending with the close of business on the national securities exchange on which the Common Stock is listed on the day immediately preceding the Testing Date.

4. Amendment to Vesting Terms. The vesting conditions applicable to the shares of Restricted Stock as set forth in Section 2 of this Appendix A constitute an amendment to the original vesting terms applicable to the Class B Units for which such shares of Restricted Stock are exchanged. Management Unitholder hereby consents to such amended vesting terms in accordance with the Equity Incentive Plan.

5. Treatment of Shares of Restricted Stock Upon Termination. Except as set forth in the applicable Unit Award Agreement, as amended by this Section 2 of this Appendix A, in the event of the Management Unitholder’s Termination for any reason prior to the time that all of the shares of Restricted Stock have vested, (A) all vesting with respect to such shares of Restricted Stock shall cease and (B) unvested shares of Restricted Stock shall be forfeited to the Company by the Management Unitholder for no consideration as of the date of such Termination.

6. Non-Transferability. The shares of Restricted Stock are not transferable by the Unitholder while the shares of Restricted Stock are unvested (such period, the “Restricted Period”), unless such transfer is specifically required pursuant to a domestic relations order or by Applicable Law or if otherwise permitted by the board of directors of the Company. During the Restricted Period, no impermissible assignment or transfer of the shares of Restricted Stock, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the shares of Restricted Stock shall be forfeited to the Company.

Exhibit A

SECTION 83(b) ELECTION FORM

, 2021

CERTIFIED MAIL

RETURN RECEIPT REQUESTED

Internal Revenue Service Center

Re:	Election Under §83(b) of the Internal Revenue Code

Dear Sir or Madam:

The undersigned hereby elects under Section 83(b) of the Internal Revenue Code to include in the taxpayer’s gross income for the taxable year in which the property described below was transferred, the excess (if any), of the fair market value of such property at the time of its transfer, over the amount (if any) paid for such property. Pursuant to Treas. Reg. § 1.83-2(e), the following information is submitted:

1.	Name of taxpayer: _________________

2.	Address of taxpayer: _________________

3.	Social Security Number: _________________

4.	Property with respect to which the election is being made: shares of Common Stock of Candela Medical, Inc.

5.	Date Interest Acquired: , 2021

6.	Taxable Year for which election is being made: calendar year 2021

7.

Nature of the restriction or restrictions to which the property is subject: While the shares of Common Stock described in Paragraph 4 are held by the undersigned, such shares remain subject to vesting based upon the continued performance of substantial services and/or applicable performance conditions.

8.	Fair Market Value of the property at the time of transfer/acquisition, determined without regard to any lapse restrictions and in accordance with Revenue Procedure 93-27: $

9.	Amount paid for the property: $

Pursuant to Treas. Reg. § 1.83-2(e), a copy of this election has been furnished to the person for whom the undersigned’s services are performed.

Very truly yours,

Geoffrey Crouse

Exhibit B

Unit Award Agreements

[See attached]

SM MIDCO L.P.

SUPPLEMENTAL VALUE

CLASS B PROFITS INTEREST UNIT AWARD AGREEMENT

This Supplemental Value Class B Profits Interest Unit Award Agreement (this “Agreement”), is made as of December 8, 2020 (the “Date of Grant”), between SM Midco L.P., a Guernsey limited partnership (the “Partnership”), and Geoffrey Crouse (the “Participant”).

R E C I T A L S:

WHEREAS, the Partnership has adopted the SM Midco L.P. Amended and Restated Executive Equity Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement (capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan or in the LP Agreement, as applicable);

WHEREAS, the Participant is employed by or otherwise provides services to the Partnership or an Affiliate thereof; and

WHEREAS, the General Partner has determined that it would be in the best interests of the Partnership to make the award of Class B Profits Interest Units provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Award of Class B Profits Interest Units.

(a) Class B Profits Interest Units. Subject to the terms and conditions of this Agreement and the Plan, the Partnership hereby grants to the Participant 5,961,734 Class B Profits Interest Units as of the Date of Grant, with a Distribution Threshold of $1.006 per Unit, in each case subject to adjustment as set forth in the Plan and this Agreement. The Class B Profits Interest Units shall be “Supplemental Value Class B Profits Interest Units” for purposes of the Plan and shall vest in accordance with Section 2 of this Agreement.

(b) Distributions. Distributions in respect of Class B Profits Interest Units shall be made to the Participant in accordance with the provisions of the LP Agreement; provided, that, in no event shall any Class B Profits Interest Unit issued pursuant to this Agreement be entitled to receive cumulative distributions in excess of the Maximum Value (as defined below) and the Class B Profits Interest Units shall automatically be cancelled and forfeited (whether or not then vested) upon such time that each Class B Profits Interest Unit has received cumulative distributions equal to the Maximum Value. “Maximum Value” shall mean $0.994.

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2. Vesting. The Class B Profits Interest Units granted to the Participant shall vest in accordance with this Section 2. All such Class B Profits Interest Units shall be unvested on the Date of Grant shall vest as follows:

(a) Change of Control Condition: 60% of the Class B Profits Interest Units subject to this Agreement (the “Change of Control Units”) will vest upon the satisfaction of both (i) the “Change of Control Condition” (as described below) and (ii) the Sponsor MOIC Condition. 100% of the Change of Control Units subject to this Agreement will satisfy the Change of Control Condition upon the consummation of a Change of Control, subject to the Participant’s continued employment through such date.

(b) Performance Condition: The remaining 40% of the Class B Profits Interest Units subject to this Agreement (the “Performance Vesting Units”) will vest upon the satisfaction of both (i) the “Performance Condition” (as described below) and (ii) the Sponsor MOIC Condition. Subject to a Participant’s continued employment through the applicable vesting date (except as otherwise provided in Section 3 below), the Performance Vesting Units will satisfy the Performance Condition as follows:

(i) 1/3 of the Performance Vesting Units will satisfy the Performance Condition upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a multiple of cumulative Sponsor invested capital (“MOIC”) equal to 1.2x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 1.2X;

(ii) 1/3 of the Performance Vesting Units will satisfy the Performance Condition upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a MOIC equal to 1.6x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 1.6x; and

(iii) 1/3 of the Performance Vesting Units will satisfy the Performance Condition upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a MOIC equal to 2.0x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 2.0x.

For purposes of this Agreement, “Hypothetical Sale MOIC” means on a Change of Control, the hypothetical MOIC based upon the amount that Sponsor would have received in respect of its Class A-1 Interests assuming the sale of all of the assets and liabilities of the Partnership at the equity value implied by the Change of Control price, and the net proceeds of such sale were distributed to the Limited Partners pursuant to Section 7.1(a) of the LPA.

For the avoidance of doubt, a portion of the Performance Vesting Interests will satisfy the Performance Condition when the applicable MOIC vesting condition in clauses (x) above are satisfied even if a Change of Control does not earlier occur. If not previously forfeited, unvested Performance Vesting Units shall be forfeited upon the final disposition by the Sponsor (including, for the avoidance of doubt, affiliates of Sponsor) of all of their Class A Interests of the Partnership.

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(c) Sponsor MOIC Condition. The Class B Profits Interest Units shall satisfy the “Sponsor MOIC Condition” as follows, subject to a Participant’s continued employment through the applicable vesting date (except as otherwise provided in Section 3 below):

(i) None of the Class B Profits Interest Units will satisfy the Sponsor MOIC Condition to the extent that the Sponsor receives aggregate cash amounts in respect of its investment in the Partnership representing a MOIC of less than 1.006x; and

(ii) 100% of the Class B Profits Interest Units will satisfy the Sponsor MOIC Condition upon the date that the Sponsor receives aggregate cash amounts in respect of its investment in the Partnership representing a MOIC of at least 1.006x.

3. General Termination of Employment Provisions; Breach of Restrictive Covenants Agreement.

(a) All vesting of Class B Profits Interest Units will cease immediately upon a Participant no longer being employed by the Employer for any reason other than due to termination by the Employer without Cause or resignation by the Participant for Good Reason, and in such case all unvested Class B Profits Interest Units will be automatically canceled without consideration and forfeited on such date. Notwithstanding the foregoing, in the event a Participant’s employment terminates for Cause, all Class B Profits Interest Units (vested or unvested) will be immediately cancelled and forfeited without consideration.

(b) Termination without Cause or by the Participant for Good Reason: All vesting of Class B Profits Interest Units will cease immediately upon a Participant’s termination of employment by the Employer without Cause or by the Participant for Good Reason and all unvested Class B Profits Interest Units will be automatically cancelled without consideration and forfeited on such date except that, in the event that a transaction or transactions is consummated within the 6 month period following such a termination of employment which would have resulted in vesting of any portion of the Change of Control Units and Performance Vesting Units, the Participant shall be deemed vested in those units.

(c) Breach of Restrictive Covenants Agreement: Notwithstanding any other provision of this Agreement, in the event an RC Breach (as defined in the Plan), all Class B Profits Interest Units (vested or unvested) will immediately be cancelled and forfeited without consideration.

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4. Rights as Holder of Class B Profits Interest Units. The Participant shall be the record owner of the Class B Profits Interest Units granted hereunder unless and until such Class B Profits Interest Units are forfeited pursuant to Section 3, repurchased pursuant to Section VI(F) of the Plan or Section 9 hereof or transferred in accordance with Section 6, and as record owner shall be entitled to all rights of a holder of Class B Profits Interest Units; provided, that the Class B Profits Interest Units shall be subject to the limitations on transfer and encumbrance set forth in this Agreement, the Plan and the LP Agreement.

5. Investment Intent; Other Representations of Participant.

(a) Investment Intent. The Participant hereby represents and warrants that the Class B Profits Interest Units must be held for investment purposes and are not being received with a view to distribution thereof, and covenants and agrees to make such other reasonable and customary representations as requested by the Partnership regarding matters relevant to compliance with applicable securities laws as are deemed necessary by counsel to the Partnership; and

(b) No Reliance on the Partnership. In making his or her investment decision with respect to the receipt of the Class B Profits Interest Units, the Participant has not relied upon the Partnership or any of its Affiliates, or any representative thereof for any advice of any sort, including, but not limited to tax or securities law advice.

6. Transferability. The Participant may Transfer, directly or indirectly, any Class B Profits Interest Unit or any interest in any Class B Profits Interest Unit to a Permitted Transferee or otherwise only with the prior written consent of the General Partner, which consent shall be withheld or granted in the sole discretion of the General Partner, or as otherwise expressly permitted or required under the LP Agreement. Any purported assignment, transfer or grant by the Participant, directly or indirectly, of any Class B Profits Interest Unit or any interest in any Class B Profits Interest Unit which is made other than to a Permitted Transferee or without such prior written consent or pursuant to the terms of the LP Agreement shall be entirely null and void, ab initio.

7. Section 83(b) Election and Certain Related Income Tax Considerations. As a condition subsequent to the issuance of the Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership, the entity to whom the Participant provides services and the Internal Revenue Service (the “IRS”) a timely, valid election under Section 83(b) of the Code (the “83(b) Election”). The Participant hereby acknowledges that (x) the Partnership has not provided, and is not hereby providing, the Participant with tax advice regarding the 83(b) Election and has urged the Participant to consult the Participant’s own tax advisor with respect to the income taxation consequences thereof, and (y) the Partnership has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the Class B Profits Interest Units on the date hereof exceeds the amount specified in the 83(b) Election.

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8. Becoming a Partner of The Partnership; No Access to Information Regarding The Partnership. As a further condition to the issuance of the Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership a copy of the LP Agreement, together with such other documents as the General Partner may reasonably require, evidencing such Participant’s status as a “Partner” (as defined in the LP Agreement) of the Partnership. Notwithstanding the Participant’s status as a Partner of the Partnership, the Participant shall have no right, solely by virtue of holding a Class B Profits Interest Unit, to (a) examine the books and records of or any other information of the Partnership or (b) obtain any information about the identities of the other Partners of the Partnership (or of the size or nature of such other Partners’ interests in the Partnership).

9. Right to Repurchase Class B Profits Interest Units on Termination of Employment. The Class B Profits Interest Units are subject to the Partnership’s, the Employer’s and the Sponsor’s right of repurchase pursuant to Section VI (F) of the Plan.

10. LP Agreement. Neither the adoption of the Plan nor the grant of any Class B Profits Interest Units pursuant to this Agreement shall restrict in any way the adoption of any amendment to the LP Agreement in accordance with the terms of such agreement.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Partnership at the principal executive office of the Partnership and to the Participant at the address appearing in the personnel records of the Partnership (or one of the Partnership’s Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. Choice of Law; Forum. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO HEREBY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY COURT LOCATED IN THE STATE OF DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT; (II) AGREES THAT THE SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PERSON’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN THE STATE OF DELAWARE WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH HEREIN IN THE

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IMMEDIATELY PRECEDING CLAUSE (I); AND (III) IRREVOCABLY AND UNCONDITIONALLY WAIVES (AND AGREES NOT TO PLEAD OR CLAIM) ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE, OR THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND SHALL CAUSE ITS AFFILIATES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND INSTRUMENTS DELIVERED HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

14. Class B Profits Interest Units Subject to Plan and LP Agreement. By entering into this Agreement the Participant agrees and acknowledges that (i) the Participant has received and read a copy of the Plan and the LP Agreement and (ii) the Class B Profits Interest Units are subject to the Plan and the LP Agreement, the terms and provisions of such Plan and LP Agreement are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein or therein, the LP Agreement shall govern and prevail, and then in decreasing order of seniority, the Plan and lastly, this Agreement.

15. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

16. Definitional Provisions. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time and as from time to time amended, modified or supplemented, including by succession of successor rules, regulations or forms. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments)

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by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to the number of Class B Profits Interest Units means such Class B Profits Interest Units as appropriately adjusted to give effect to any share combinations, restructuring or other capitalizations of the Partnership or its capital structure. Any reference herein to the holder of a particular class or series of Class B Profits Interest Units shall be a reference to such Person solely in its capacity as a holder of that particular class or series of such Class B Profits Interest Units. Any reference herein to the Partnership shall, where the context requires, mean the Partnership acting by the General Partner.

17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SM MIDCO L.P.

By: Dion GP Co. Limited, its General Partner

By:	/s/ Gordon Purvis
	Name: Title:	Gordon Purvis Director

[Signature Page to Class B Profits Interest Unit Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Geoffrey Crouse

/s/ Geoffrey Crouse

[Signature page to Class B Profits Interest Unit Award Agreement]

SM MIDCO L.P.

AMENDED AND RESTATED

CLASS B PROFITS INTEREST UNIT AWARD AGREEMENT

This Amended and Restated Class B Profits Interest Unit Award Agreement (this “Agreement”), is made as of December 8, 2020 (the “Effective Date”), between SM Midco L.P., a Guernsey limited partnership (the “Partnership”), and Geoffrey Crouse (the “Participant”).

Reference is made to the Class B Profits Interest Unit Award Agreement dated as of November 30, 2017 (the “Date of Grant”) between the Participant and the Partnership (the “Original Award Agreement”) pursuant to which the Partnership granted Participant Class B Profits Interest Units in accordance with the terms of the Plan. Each of the Partnership and the Participant hereby agrees to amend and restate the terms of the Original Award Agreement in its entirety on the terms below, effective as of the Effective Date. The Partnership and the Participant each acknowledge that the Class B Profits Interest Units were granted as of the Date of Grant.

R E C I T A L S:

WHEREAS, the Partnership has adopted the Amended and Restated SM Midco L.P. Executive Equity Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement (capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan or in the LP Agreement, as applicable);

WHEREAS, the Participant is employed by or otherwise provides services to the Partnership or an Affiliate thereof; and

WHEREAS, the General Partner has determined that it would be in the best interests of the Partnership to make the award of Class B Profits Interest Units provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Award of Class B Profits Interest Units.

(a) Class B Profits Interest Units. Subject to the terms and conditions of this Agreement and the Plan, the Partnership hereby grants to the Participant 19,872,447.54 Class B Profits Interest Units as of the Date of Grant, with a Distribution Threshold of $1.00 per Unit, in each case subject to adjustment as set forth in the Plan and this Agreement. The Class B Profits Interest Units shall vest in accordance with Section 2 of this Agreement.

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(b) Distributions. Distributions in respect of Class B Profits Interest Units shall be made to the Participant in accordance with the provisions of the LP Agreement.

2. Vesting. The Class B Profits Interest Units granted to the Participant shall vest in accordance with this Section 2. All such Class B Profits Interest Units shall be unvested on the Date of Grant shall vest as follows:

(a) Time Vesting Units: 60% of the Class B Profits Interest Units subject to this Agreement shall be “Time Vesting Units”. Subject to a Participant’s continued employment through each applicable vesting date, 2.083% of the Time Vesting Units will vest on each monthly anniversary of the Effective Date. All Time Vesting Units, not previously forfeited will vest upon the consummation of a Change of Control, subject to the Participant’s continued employment through such date.

(b) Performance Vesting Units: With respect to the remaining 40% of the Class B Profits Interest Units subject to this Agreement (the “Performance Vesting Units”), the Performance Vesting Units will vest as follows, subject to a Participant’s continued employment through the applicable vesting date (except as otherwise provided in Section 3 below):

•

1/3 of the Performance Vesting Units will vest upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a multiple of cumulative Sponsor invested capital (“MOIC”) equal to 1.2x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 1.2X;

•

1/3 of the Performance Vesting Units will vest upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a MOIC equal to 1.6x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 1.6x; and

•

1/3 of the Performance Vesting Units will vest upon the earlier of (x) the Sponsor receiving aggregate cash amounts in respect of its investment in the Partnership representing a MOIC equal to 2.0x and (y) the occurrence of a Change of Control in which the Hypothetical Sale MOIC is at or in excess of 2.0x.

For purposes of this Agreement, “Hypothetical Sale MOIC” means on a Change of Control, the hypothetical MOIC based upon the amount that Sponsor would have received in respect of its Class A-1 Interests assuming the sale of all of the assets and liabilities of the Partnership at the equity value implied by the Change of Control price, and the net proceeds of such sale were distributed to the Limited Partners pursuant to Section 7.1(a) of the LPA.

For the avoidance of doubt, a portion of the Performance Vesting Interests will vest when the applicable MOIC vesting condition in clauses (x) above are satisfied even if a Change of Control does not earlier occur. If not previously forfeited, unvested Performance Vesting Units shall be forfeited upon the final disposition by the Sponsor (including, for the avoidance of doubt, affiliates of Sponsor) of all of their Class A Interests of the Partnership.

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3. General Termination of Employment Provisions; Breach of Restrictive Covenants Agreement.

(a) All vesting of Class B Profits Interest Units will cease immediately upon a Participant no longer being employed by the Employer for any reason other than due to termination by the Employer without Cause or resignation by the Participant for Good Reason, and in such case all unvested Class B Profits Interest Units will be automatically canceled without consideration and forfeited on such date. Notwithstanding the foregoing, in the event a Participant’s employment terminates for Cause, all Class B Profits Interest Units (vested or unvested) will be immediately cancelled and forfeited without consideration.

(b) Termination without Cause or by the Participant for Good Reason: All vesting of Class B Profits Interest Units will cease immediately upon a Participant’s termination of employment by the Employer without Cause or by the Participant for Good Reason and all unvested Class B Profits Interest Units will be automatically cancelled without consideration and forfeited on such date except that, in the event that a transaction or transactions is consummated within the 6 month period following such a termination of employment which would have resulted in vesting of any portion of the Time Vesting Interests and Performance Vesting Interests, the Participant shall be deemed vested in those interests.

(c) Breach of Restrictive Covenants Agreement:     Notwithstanding any other provision of this Agreement, in the event an RC Breach (as defined in the Plan), all Class B Profits Interest Units (vested or unvested) will immediately be cancelled and forfeited without consideration.

4. Rights as Holder of Class B Profits Interest Units. The Participant shall be the record owner of the Class B Profits Interest Units granted hereunder unless and until such Class B Profits Interest Units are forfeited pursuant to Section 3, repurchased pursuant to Section VI(F) of the Plan or Section 9 hereof or transferred in accordance with Section 6, and as record owner shall be entitled to all rights of a holder of Class B Profits Interest Units; provided, that the Class B Profits Interest Units shall be subject to the limitations on transfer and encumbrance set forth in this Agreement, the Plan and the LP Agreement.

5. Investment Intent; Other Representations of Participant.

(a) Investment Intent. The Participant hereby represents and warrants that the Class B Profits Interest Units must be held for investment purposes and are not being received with a view to distribution thereof, and covenants and agrees to make such other reasonable and customary representations as requested by the Partnership regarding matters relevant to compliance with applicable securities laws as are deemed necessary by counsel to the Partnership; and

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(b) No Reliance on the Partnership. In making his or her investment decision with respect to the receipt of the Class B Profits Interest Units, the Participant has not relied upon the Partnership or any of its Affiliates, or any representative thereof for any advice of any sort, including, but not limited to tax or securities law advice.

6. Transferability. The Participant may Transfer, directly or indirectly, any Class B Profits Interest Unit or any interest in any Class B Profits Interest Unit to a Permitted Transferee or otherwise only with the prior written consent of the General Partner, which consent shall be withheld or granted in the sole discretion of the General Partner, or as otherwise expressly permitted or required under the LP Agreement. Any purported assignment, transfer or grant by the Participant, directly or indirectly, of any Class B Profits Interest Unit or any interest in any Class B Profits Interest Unit which is made other than to a Permitted Transferee or without such prior written consent or pursuant to the terms of the LP Agreement shall be entirely null and void, ab initio.

7. Section 83(b) Election and Certain Related Income Tax Considerations. As a condition subsequent to the issuance of the Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership, the entity to whom the Participant provides services and the Internal Revenue Service (the “IRS”) a timely, valid election under Section 83(b) of the Code (the “83(b) Election”). The Participant hereby acknowledges that (x) the Partnership has not provided, and is not hereby providing, the Participant with tax advice regarding the 83(b) Election and has urged the Participant to consult the Participant’s own tax advisor with respect to the income taxation consequences thereof, and (y) the Partnership has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the Class B Profits Interest Units on the date hereof exceeds the amount specified in the 83(b) Election. The Participant timely filed the 83(b) Election within 30 days of the Date of Grant.

8. Becoming a Partner of The Partnership; No Access to Information Regarding The Partnership. As a further condition to the issuance of the Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership a copy of the LP Agreement, together with such other documents as the General Partner may reasonably require, evidencing such Participant’s status as a “Partner” (as defined in the LP Agreement) of the Partnership. Notwithstanding the Participant’s status as a Partner of the Partnership, the Participant shall have no right, solely by virtue of holding a Class B Profits Interest Unit, to (a) examine the books and records of or any other information of the Partnership or (b) obtain any information about the identities of the other Partners of the Partnership (or of the size or nature of such other Partners’ interests in the Partnership).

9. Right to Repurchase Class B Profits Interest Units on Termination of Employment. The Class B Profits Interest Units are subject to the Partnership’s, the Employer’s and the Sponsor’s right of repurchase pursuant to Section VI (F) of the Plan; provided that for purposes of Fair Market Value (as defined in the Plan), if the Participant disagrees with the General Partner’s determination, the Participant may require the Partnership to retain an independent, nationally recognized investment bank or appraiser to determine the fair market value. The Partnership will bear the cost of such appraisal, unless the appraised value is 110% or less of the General Partner’s determination of the fair market value, in which case the Participant will bear the cost of such appraisal.

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10. LP Agreement. Neither the adoption of the Plan nor the grant of any Class B Profits Interest Units pursuant to this Agreement shall restrict in any way the adoption of any amendment to the LP Agreement in accordance with the terms of such agreement.

11. Notices. Any notice necessary under this Agreement shall be addressed to the Partnership at the principal executive office of the Partnership and to the Participant at the address appearing in the personnel records of the Partnership (or one of the Partnership’s Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

12. Choice of Law; Forum. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO HEREBY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY COURT LOCATED IN THE STATE OF DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT; (II) AGREES THAT THE SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PERSON’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN THE STATE OF DELAWARE WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH HEREIN IN THE IMMEDIATELY PRECEDING CLAUSE (I); AND (III) IRREVOCABLY AND UNCONDITIONALLY WAIVES (AND AGREES NOT TO PLEAD OR CLAIM) ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE, OR THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND SHALL CAUSE ITS AFFILIATES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND INSTRUMENTS DELIVERED HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

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14. Class B Profits Interest Units Subject to Plan and LP Agreement. By entering into this Agreement the Participant agrees and acknowledges that (i) the Participant has received and read a copy of the Plan and the LP Agreement and (ii) the Class B Profits Interest Units are subject to the Plan and the LP Agreement, the terms and provisions of such Plan and LP Agreement are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein or therein, the LP Agreement shall govern and prevail, and then in decreasing order of seniority, the Plan and lastly, this Agreement.

15. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

16. Definitional Provisions. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time and as from time to time amended, modified or supplemented, including by succession of successor rules, regulations or forms. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to the number of Class B Profits Interest Units means such Class B Profits Interest Units as appropriately adjusted to give effect to any share combinations, restructuring or other capitalizations of the Partnership or its capital structure. Any reference herein to the holder of a particular class or series of Class B Profits Interest Units shall be a reference to such Person solely in its capacity as a holder of that particular class or series of such Class B Profits Interest Units. Any reference herein to the Partnership shall, where the context requires, mean the Partnership acting by the General Partner.

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17. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SM MIDCO L.P.

By: Dion GP Co. Limited, its General Partner

By:	/s/ Gordon Purvis
Name: Gordon Purvis
Title: Director

[Signature Page to Class B Profits Interest Unit Award Agreement]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Geoffrey Crouse

/s/ Geoffrey Crouse

SM MIDCO L.P.

EXECUTIVE EQUITY INCENTIVE PLAN

CATCH-UP CLASS B PROFITS INTEREST UNIT AWARD AGREEMENT

This Catch-Up Class B Profits Interest Unit Award Agreement (this “Agreement”), is made as of October 10, 2017 (hereinafter referred to as the “Date of Grant”), between SM Midco L.P., a Guernsey limited partnership (the “Partnership”), and Geoffrey Crouse (the “Participant”):

R E C I T A L S:

WHEREAS, the Partnership has adopted the SM Midco L.P. Executive Equity Incentive Plan, as amended from time to time (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement (capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Plan or in the LP Agreement, as applicable);

WHEREAS, the Participant is employed by or otherwise provides services to the Partnership or an Affiliate thereof; and

WHEREAS, the General Partner has determined that it would be in the best interests of the Partnership to make the award of Catch-Up Class B Profits Interest Units provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

1. Award of Catch-Up Class B Profits Interest Units.

(a) Catch-Up Class B Profits Interest Units. Subject to the terms and conditions of this Agreement and the Plan, the Partnership hereby grants to the Participant an award of 259,032 Catch-Up Class B Profits Interest Units, with a Distribution Threshold of $1.00 and a Catch-Up Distribution Amount of $1.00 per Catch- Up Class B Profits Interest Unit (the “Catch-Up Distribution Amount”), in each case subject to adjustment as set forth in the Plan and this Agreement.

(b) Distributions. Distributions in respect of Catch-Up Class B Profits Interest Units shall be made to the Participant in accordance with the provisions of the LP Agreement.

(c) Grant of Class B Profits Interest Units. As of the date of the Loan Contribution (as defined in the LP Agreement), subject to the Participant’s continued employment with the Employer through such date, the Partnership shall grant to the Participant a number of Class B Profits Interest Units equal to 30.00% of the Reserved Class B Profits Interest Units (as defined in the Plan) as of the date of grant, subject to the terms and conditions set forth in the applicable Class B Profits Interest Unit Award Agreement and the Partnership’s Executive Equity Incentive Plan.

2. Vesting. All such Catch-Up Class B Profits Interest Units shall be 100% vested on the Date of Grant.

3. Rights as Holder of Catch-Up Class B Profits Interest Units. The Participant shall be the record owner of the Catch-Up Class B Profits Interest Units granted hereunder unless and until such Catch-Up Class B Profits Interest Units are forfeited pursuant to Section 3 or transferred in accordance with Section 6, and as record owner shall be entitled to all rights of a holder of Catch-Up Class B Profits Interest Units; provided, that the Catch-Up Class B Profits Interest Units shall be subject to the limitations on transfer and encumbrance set forth in this Agreement, the Plan and the LP Agreement.

4. Certain Sales Upon Termination of Employment.

4.1 Call Options.

(a) The General Partner, the Employer and the Apax Group shall have the right, but not the obligation, in its sole discretion, during the six month period commencing on (I) the date on which Participant is no longer employed by the Partnership and its Affiliates and, if later, also (II) the six month period commencing on the date of the Participant’s RC Breach, to purchase or caused to be purchased (the “Call Option”), and each of Participant and Participant’s Permitted Transferees (hereinafter sometimes collectively referred to as “Participant’s Group”) shall be required to sell to the Partnership, either (x) 50% or less or (y) 100%, as elected by the Partnership, of the Units then held by such member of Participant’s Group for the Applicable Purchase Price described below.

(1) If Participant’s employment with the Employer is terminated (A) by the Employer other than for Cause, (B) due to Participant’s voluntarily resignation without Good Reason after the first anniversary of the later of (x) the consummation of the transactions contemplated by the Merger Agreement or (y) the Participant’s date of hire by Employer, (C) due to Participant’s death or Disability or (iv) due to Participant’s voluntarily resignation with Good Reason, the Applicable Purchase Price per Unit shall be equal to Fair Market Value; provided, that if the Fair Market Value of a Class A-1 Unit is equal to or less than the Distribution Threshold, then the Applicable Purchase Price per Unit shall be $0.00; and

(2) If (A) Participant’s employment with the Employer is terminated (I) by Employer for Cause at any time or (II) due to Participant’s voluntary resignation without Good Reason prior to the first anniversary of the later of (x) the consummation of the transaction contemplated by the Merger Agreement or (y) or Participant’s date of hire by Employer or (B) Participant commits an RC Breach then the Applicable Purchase Price per Units shall be equal to the lesser of (x) Fair Market Value thereof (measured as of the date that the relevant Call Notice with respect to such Units is delivered to Participant) and (y) Cost; provided, that if the Fair Market Value of a Class A-1 Unit is less than the Distribution Threshold, the Applicable Purchase Price per Unit shall be $0.00.

(3) The term “Cost” shall mean $1.00 per Unit, as proportionately adjusted for all subsequent distributions of Units and other recapitalizations and less the amount of any distributions (excluding tax distributions) made with respect to the Units pursuant to the Partnership’s organizational documents; provided that “Cost” may not be less than zero.

(b) If the Partnership desires to exercise its Call Option pursuant to this Section 4.1, the Partnership shall send written notice to each member of Participant’s Group of its intention to purchase Units, specifying the number of Units to be purchased (the “Call Notice”). Subject to the provisions of Section 5, the closing of the purchase shall take place at the principal office of the Partnership on a date specified by the Partnership.

(c) The Call Option shall be payable in cash, subject to any applicable Financing Restrictions. Without limiting the generality of the foregoing, in the event that such Financing Restrictions apply, the Partnership shall, subject to the Financing Restrictions, deliver Promissory Notes as payment to the Participant, for the portion of the Purchase Price not payable in cash. Notwithstanding any other provision in this Agreement, the Partnership may elect to pay the Purchase Price hereunder in shares or other equity securities of one of its respective direct or indirect Subsidiaries with a fair market value equal to the applicable Purchase Price; provided, that such Subsidiary promptly repurchases such shares or other equity securities for cash equal to the applicable Purchase Price or a Promissory Note with a principal amount equal to the applicable Purchase Price.

The term “Promissory Notes” shall mean promissory notes for a term not to exceed three years bearing interest at a rate equal to the prime rate in effect at the time of issuance of the promissory note and including mandatory repayment in full upon the earliest to occur of (i) when repayment becomes permissible under the Financing Restrictions; (ii) upon the occurrence of a Change of Control; and (iii) upon maturity.

4.2 Obligation to Sell Several. If there is more than one member of Participant’s Group, the failure of any one member thereof to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Partnership shall not excuse, or constitute a waiver of its rights against, the defaulting member.

5. Certain Limitations on the Partnership’s Obligations to Purchase Units.

5.1 Prohibition of Purchases. Notwithstanding anything to the contrary contained herein, the Partnership shall not be obligated to purchase any Units at any time pursuant to Section 4, regardless of whether it has delivered a notice of its election to purchase any such Units, to the extent that the purchase of such Units or the payment to the Partnership or one of its Subsidiaries of a cash dividend or distribution by a Subsidiary of the Partnership that is necessary to fund such purchase (together with any other purchases of Units pursuant to Section 4 or pursuant to similar provisions in agreements with other employees of the Partnership and its Subsidiaries of which the Partnership has at such time been given or has given notice and together with cash dividends and distributions necessary to fund such other purchases) would result in a violation of any law, statute, rule, regulation, policy, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Partnership or any of its Subsidiaries or any of its or their property (a “Legal Prohibition”); provided that the Partnership shall give written notice to Executive of such Legal Prohibition and the lapse thereof. The General Partner, the Employer and the Apax Group shall have the right, but not the obligation, in its sole discretion, to exercise the Call Option during the thirty (30) day period following the lapse of any Legal Prohibition, but in any event not later than three (3) years after the exercise of the Call Option; provided, that such right shall terminate immediately prior to a Change of Control.

5.2 Payment for Units. If at any time the Partnership elects to purchase any Units pursuant to Section 4, the Partnership shall pay the purchase price for the Units it purchases by the Partnership’s delivery of a check or wire transfer of immediately available funds for the purchase price, subject to any Financing Restrictions (including maximum dollar limits on the repurchase of Units) and the provisions of Section 4.

5. Investment Intent; Other Representations of Participant.

(a) Investment Intent. The Participant hereby represents and warrants that the Catch-Up Class B Profits Interest Units must be held for investment purposes and are not being received with a view to distribution thereof, and covenants and agrees to make such other reasonable and customary representations as requested by the Partnership regarding matters relevant to compliance with applicable securities laws as are deemed necessary by counsel to the Partnership; and

(b) No Reliance on the Partnership. In making his or her investment decision with respect to the receipt of the Catch-Up Class B Profits Interest Units, the Participant has not relied upon the Partnership or any of its Affiliates, or any representative thereof for any advice of any sort, including, but not limited to tax or securities law advice.

6. Transferability. The Participant may Transfer, directly or indirectly, any Catch-Up Class B Profits Interest Unit or any interest in any Catch-Up Class B Profits Interest Unit to a Permitted Transferee or otherwise only with the prior written consent of the General Partner, which consent shall be withheld or granted in the sole discretion of the General Partner, or as otherwise expressly permitted or required under the LP

Agreement. Any purported assignment, transfer or grant by the Participant, directly or indirectly, of any Catch-Up Class B Profits Interest Unit or any interest in any Catch-Up Class B Profits Interest Unit which is made other than to a Permitted Transferee or without such prior written consent or pursuant to the terms of the LP Agreement shall be entirely null and void, ab initio.

7. Section 83(b) Election and Certain Related Income Tax Considerations. As a condition subsequent to the issuance of the Catch-Up Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership, the entity to whom the Participant provides services and the Internal Revenue Service (the “IRS”) a timely, valid election under Section 83(b) of the Code (the “83(b) Election”). The Participant hereby acknowledges that (x) the Partnership has not provided, and is not hereby providing, the Participant with tax advice regarding the 83(b) Election and has urged the Participant to consult the Participant’s own tax advisor with respect to the income taxation consequences thereof, and (y) the Partnership has not advised the Participant to rely on any determination by it or its representatives as to the fair market value specified in the 83(b) Election and will have no liability to the Participant if the actual fair market value of the Catch-Up Class B Profits Interest Units on the date hereof exceeds the amount specified in the 83(b) Election.

8. Becoming a Partner of The Partnership; No Access to Information Regarding The Partnership. As a further condition to the issuance of the Catch-Up Class B Profits Interest Units pursuant to this Agreement, the Participant shall execute and deliver to the Partnership a copy of the LP Agreement, together with such other documents as the General Partner may reasonably require, evidencing such Participant’s status as a “Partner” (as defined in the LP Agreement) of the Partnership. Notwithstanding the Participant’s status as a Partner of the Partnership, the Participant shall have no right, solely by virtue of holding a Catch-Up Class B Profits Interest Unit, to (a) examine the books and records of or any other information of the Partnership or (b) obtain any information about the identities of the other Partners of the Partnership (or of the size or nature of such other Partners’ interests in the Partnership).

9. LP Agreement. Neither the adoption of the Plan nor the grant of any Catch-Up Class B Profits Interest Units pursuant to this Agreement shall restrict in any way the adoption of any amendment to the LP Agreement in accordance with the terms of such agreement.

10. Notices. Any notice necessary under this Agreement shall be addressed to the Partnership at the principal executive office of the Partnership and to the Participant at the address appearing in the personnel records of the Partnership (or one of the Partnership’s Affiliates) for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11. Choice of Law; Forum. ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE. EACH OF THE PARTIES HERETO HEREBY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY COURT LOCATED IN THE STATE OF DELAWARE FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT; (II) AGREES THAT THE SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY U.S. REGISTERED MAIL TO SUCH PERSON’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY ACTION, SUIT OR PROCEEDING IN THE STATE OF DELAWARE WITH RESPECT TO ANY MATTERS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH HEREIN IN THE IMMEDIATELY PRECEDING CLAUSE (I); AND (III) IRREVOCABLY AND UNCONDITIONALLY WAIVES (AND AGREES NOT TO PLEAD OR CLAIM) ANY OBJECTION TO THE LAYING OF VENUE OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF DELAWARE, OR THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, AND SHALL CAUSE ITS AFFILIATES TO WAIVE, ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER AGREEMENTS AND INSTRUMENTS DELIVERED HEREUNDER OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

13. Catch-Up Class B Profits Interest Units Subject to Plan and LP Agreement. By entering into this Agreement the Participant agrees and acknowledges that (i) the Participant has received and read a copy of the Plan and the LP Agreement and (ii) the Catch-Up Class B Profits Interest Units are subject to the Plan and the LP Agreement, the terms and provisions of such Plan and LP Agreement are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein or therein, the LP Agreement shall govern and prevail, and then in decreasing order of seniority, the Plan and lastly, this Agreement.

14. Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and have participated jointly in the drafting of this Agreement and, therefore, waive the application of any Law, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

15. Definitional Provisions. Defined terms used in this Agreement in the singular shall import the plural and vice versa. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Sections shall be deemed to be references to Sections of this Agreement unless the context shall otherwise require. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Any statute or laws defined or referred to herein shall include any rules, regulations or forms promulgated thereunder from time to time and as from time to time amended, modified or supplemented, including by succession of successor rules, regulations or forms. Unless otherwise expressly provided herein, any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. Any reference to the number of Catch-Up Class B Profits Interest Units means such Catch-Up Class B Profits Interest Units as appropriately adjusted to give effect to any share combinations, restructuring or other capitalizations of the Partnership or its capital structure. Any reference herein to the holder of a particular class or series of Catch-Up Class B Profits Interest Units shall be a reference to such Person solely in its capacity as a holder of that particular class or series of such Catch-Up Class B Profits Interest Units. Any reference herein to the Partnership shall, where the context requires, mean the Partnership acting by the General Partner.

16. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SM MIDCO L.P.

By: Dion GP Co. Limited, its General Partner

By:	/s/ Gordon Purvis
Name: Gordon Purvis
Title: Director

[Signature Page to Catch-Up Class B Profits Interest Unit Award Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

Geoffrey Crouse

/s/ Geoffrey Crouse

[Signature Page to Catch-Up Class B Profits Interest Unit Award Agreement]